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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                      TO

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)       May 30, 1997
                                                -------------------------------


                             Radiant Systems, Inc.
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            (Exact name of registrant as specified in its charter)


Georgia                                0-22065                    11-2749765
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


1000 Alderman Drive, Alpharetta, Georgia                                   30202
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code        (770) 772-3000
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                                Not applicable
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         (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.
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         (a)   Financial Statements of Business Acquired:

         (b)   Pro Forma Financial Information:

         On May 23, 1997, Radiant Systems, Inc. (the "Company") acquired Restaurant Management and Control Systems, Inc. ("ReMACS"). Based on the pro forma financial statements of the Company included in its Current Report on Form 8-K/A (Amendment No. 1) dated May 23, 1997 relating to the ReMACS acquisition, the acquisition of RSI Merger Corporation ("RSI") does not meet any of the significance tests set forth in Rule 3-05 of Regulation S-X. Accordingly, financial statements for RSI and the related pro forma financial information are not required and therefore are not included herewith.

         (c)   Exhibits:

         2.1 - Agreement and Plan of Merger, dated as of May 16, 1997, by and among Radiant Systems, Inc., RSI Acquisition Corporation, RSI Merger Corporation, and each of the Shareholders of RSI Merger Corporation (incorporated by reference from the Company's Current Report on Form 8-K dated May 30, 1997)

                                      -2-

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RADIANT SYSTEMS, INC.



                                        By: /s/ John H. Heyman
                                           ----------------------------
                                           John H. Heyman
                                           Executive Vice President
                                           Chief Financial Officer


Dated: June 27, 1997